UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 381-4683

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in a filing on Form 8-K with the Securities and Exchange Commission made by Zayo Group, LLC (the “Company”) on October 6, 2011, the Company entered into a Stock Purchase Agreement with 360 Networks Corporation, 360 Networks (fiber holdco) Ltd., and 360 Networks (fiber subco) Ltd. to acquire 360networks Holdings USA, Inc. (“360networks”). On December 1, 2011, the acquisition was consummated at which time the Company acquired one hundred percent of the ownership interest of 360networks. Upon closing the transaction, the Company acquired substantially all of the operating assets of 360 Networks Corporation.

The purpose of this report is to amend the Current Report on Form 8-K filed on December 7, 2011 by the registrant related to the completion of its acquisition of 360networks in order to provide the financial information described below.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The following financial statements of 360 Networks Corporation are filed as Exhibit 99.2 to this current report on form 8-K and incorporated herein by reference:

•

The audited consolidated balance sheets of 360 Networks Corporation as of December 31, 2010 and 2009 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2010, and the notes related thereto; and

•

The condensed consolidated balance sheets of 360 Networks Corporation as of September 30, 2011 and the related condensed consolidated statements of income and cash flows for each of the nine month periods ended September 30, 2011 and 2010 and the condensed consolidated statement of stockholders’ equity for the nine months ended September 30, 2011, and the notes related thereto.

(b) Pro Forma Information

Unaudited pro forma financial information reflecting our acquisition of 360networks is attached as Exhibit 99.1 to this current report on Form 8-K.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Unaudited pro forma financial information reflecting our acquisition of 360networks.

99.2

Audited consolidated balance sheets of 360 Networks Corporation as of December 31, 2010 and 2009 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2010, and the notes related thereto; and

Condensed consolidated balance sheets of 360 Networks Corporation as of September 30, 2011 and the related condensed consolidated statements of income and cash flows for each of the nine month periods ended September 30, 2011 and 2010 and the condensed consolidated statement of stockholders’ equity for the nine months ended September 30, 2011, and the notes related thereto.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, including those under the heading “Risk Factors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: February 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma financial information reflecting our acquisition of 360networks.

99.2

Audited consolidated balance sheets of 360 Networks Corporation as of December 31, 2010 and 2009 and the related audited consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2010, and the notes related thereto; and

Condensed consolidated balance sheet of 360 Networks Corporation as of September 30, 2011 and the related condensed consolidated statement of income and cash flows for each of the nine month periods ended September 30, 2011 and 2010 and the condensed consolidated statement of stockholders’ equity for the nine months ended September 30, 2011, and the notes related thereto.